UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2006

IMMUNICON CORPORATION

(Exact name of registrant specified in its charter)

Delaware	000-50677	23-2269490
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3401 Masons Mill Rd., Suite 100, Huntingdon Valley, Pennsylvania	19006
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone, including area code: (215) 830-0777

Not applicable.

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

At the annual meeting of stockholders of Immunicon Corporation (the “Company”), held on June 7, 2006, the Company’s stockholders approved an amendment to the Company’s Amended and Restated Equity Compensation Plan, as previously amended (the “Plan”), to increase by 250,000 shares the number of shares of common stock authorized for issuance or transfer under the Plan and approved the entire Plan, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	–	Amendment 2006-1 to the Immunicon Corporation Amended and Restated Equity Compensation Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNICON CORPORATION

Date: June 9, 2006	By:	JAMES G. MURPHY
	Name:	James G. Murphy
	Title:	Senior Vice President, Finance and Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document
10.1	Amendment 2006-1 to the Immunicon Corporation Amended and Restated Equity Compensation Plan.